UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2019
____________________________________________________________________________
SI-BONE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, Timothy Petersen provided SI-BONE, Inc. (the “Company”) with notice of his resignation from the Company’s Board of Directors, including the committees on which he served, effective immediately. Mr. Petersen’s decision to resign was not the result of any disagreement with the Company or management.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; and (b) for, against or abstain for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Broker non-votes are also reported. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2019.

Proposal 1:
Each of the three directors proposed by the Company for election was elected by the following votes to serve until the Company’s 2022 Annual Meeting of Stockholders or until their respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Timothy E. Davis, Jr.	15,406,826	2,673,267	617,368
Heyward R. Donigan	18,032,962	47,231	617,368
Mark J. Foley	18,032,862	47,131	617,368

Proposal 2:
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
18,602,921	83,303	11,237	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Dated: June 14, 2019

	By:	/s/ Laura A. Francis
Laura A. Francis
Chief Financial Officer